                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material Under Rule 14a-12



                                   FIRST FUNDS
               (Name of Registrant/s as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)      Title of each class of securities to which transaction
                  applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                                 August 31, 2001


Dear Shareholder:

         I am writing to request your approval of the proposal included in the attached Proxy Statement. The Proposal is to adopt an amendment to the Distribution Plan for Class IV of the U.S. Treasury Money Market Portfolio (the "Portfolio"). We believe that this change is necessary in order for the Portfolio to be more competitive in the marketplace.

         In order to consider this proposal, we have scheduled a Special Meeting of the Shareholders of the Portfolio to be held on October 5, 2001, at 10:00 a.m., Mountain Time, at the office of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202. The proposal is discussed in more detail in the attached Proxy Statement. The Board of Trustees of First Funds has unanimously recommended that the shareholders of the Portfolio approve this proposal.

         Whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. I ENCOURAGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

Sincerely,

/s/Richard C. Rantzow

Richard C. Rantzow
Chairman, Board of Trustees

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 5, 2001

Notice is hereby given that a special meeting of the shareholders of Class IV of the U.S. Treasury Money Market Portfolio (the "Portfolio") of First Funds, a Massachusetts business trust ("First Funds"), will be held at 10:00 a.m., Mountain Time, at the offices of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202, on October 5, 2001, to vote on the following proposal:

PROPOSAL: To adopt an amendment to the Distribution Plan for First Funds
          Class IV shares to reflect a .75% distribution (12b-1) fee for the Portfolio and to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of First Funds has fixed the close of business on August 14, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.


                        By Order of the Board of Trustees
                              Russell C. Burk, Esq.
                                    Secretary

August 31, 2001


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION/PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR VOTING INSTRUCTION/PROXY AT ANY TIME PRIOR TO THE MEETING.

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202
                                 (800) 442-1941


               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 5, 2001


This Proxy Statement (the "Statement") is being furnished by First Funds, a Massachusetts business trust ("First Funds"), to shareholders of Class IV shares of the U.S. Treasury Money Market Portfolio (the "Portfolio"). The Statement is being sent in connection with the solicitation of proxies by and on behalf of First Funds' Board of Trustees for use at the Special Meeting of Shareholders (the "Meeting"), to be held on October 5, 2001, at 10:00 a.m., Mountain Time, at the offices of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below. This Statement is being mailed to shareholders of the Portfolio on or about September 21, 2001.

As more fully described below, the Meeting has been called for the following purpose:

To adopt an amendment to the Distribution Plan for First Funds Class IV shares to reflect a .75% distribution (12b-1) fee for the Portfolio and to transact such other business as may properly come before the meeting or any adjournment thereof.

Proxy solicitations will be made, beginning on or about September 21, 2001, primarily by mail, but proxy solicitations also may be made by telephone, fax or e-mail. The Portfolio will pay the costs of the proxy solicitation and expenses incurred in connection with the preparation of this Statement and its enclosures.

The financial statements of First Funds for the fiscal year ended June 30, 2001, are included in the Annual Report to Shareholders. Copies of the Annual Report, and of the Semi-Annual Report for the period ended December 31, 2000, are available without charge. To obtain copies, write First Funds c/o ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, or call First Funds at (800) 442-1941 (Option 1).

PROXIES

Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a later dated proxy, by voting in person or by letter to the Secretary of First Funds.

A majority of shares of the Portfolio entitled to vote in person or by proxy will constitute a quorum for the transaction of business at the meeting as to the Portfolio. In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

Under the By-laws of First Funds, a majority of shares of the Portfolio entitled to vote in person or by proxy will constitute a quorum for the transaction of business at the meeting. If a proxy is received with no instructions indicated, then the votes attributable to such proxy will be voted for the proposal.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. As mentioned above, each Proposal must be approved by (a) a percentage of voting securities present at the meeting, or (b) a majority of the shares issued and outstanding. Abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against each Proposal. As to any other proposal presented at the meeting that must be approved by a percentage of "shares voted" on the proposal, abstentions and broker non-votes will not be counted as "shares voted" and therefore will have no effect on the result of the vote.

RECORD DATE

The Board of Trustees of First Funds has fixed the close of business on August 14, 2001, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were 1948.1 Class IV shares outstanding of the U.S. Treasury Money Market Portfolio.

BACKGROUND INFORMATION

First Funds is an open-end investment company consisting of nine separate investment portfolios. Shares of the Funds are sold directly by First Funds, or through an investment professional. The investment adviser for the Portfolio is First Tennessee Bank, N.A. ("First Tennessee"), whose address is 530 Oak Court Drive, Memphis, TN 38117.

The Trust has entered into an Amended and Restated General Distribution Agreement (the "Agreement") on behalf of each Portfolio of the Trust with ALPS Distributors, Inc. ("ADI" or the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business interests, to secure purchasers of the Portfolio's shares including Class IV Shares.

As compensation for these services provided and the expenses incurred by the Distributor pursuant to the Agreement, the board of Trustees of the Trust in November of 1999 adopted a Distribution Plan whereby Class IV Shares of the Portfolio pay to the Distributor a (12b-1) fee at the annual rate of up to (and including) .65% of Class IV shares average daily net assets throughout the month. In October 2000, the Distribution Plan was amended to reflect a fee at the annual rate of up to (and including) .50% of Class IV shares average daily net assets throughout the month.

The Distribution Plan provide that the Distributor may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Portfolio and reports to recipients other than existing shareholders of the Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class IV shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class IV shares. The Distribution Plan recognizes the Distributor may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

For the fiscal period ending June 30, 2001, the Portfolio paid $273.00 (0.53% of the Portfolio's average net assets) in distribution fees pursuant to the Distribution Plan.

PROPOSAL

To adopt the amendment to the Distribution Plan for First Funds Class IV shares and to transact such other business as may properly come before the meeting or any adjournment thereof.

The following table reflects the current expenses related to the Portfolio and the proposed changes to these expenses discussed herein:

----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your
investment)                                                            CURRENT CLASS IV         PROPOSED CLASS IV
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a percentage             None                      None
of offering price
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of                     None                      None
original purchase price or redemption proceeds, as applicable)
----------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)                     CURRENT CLASS IV         PROPOSED CLASS IV
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                              .13%                     .13%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                    .50%                     .75%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                               .84%(1)                  .84%(1)
                                                                             -------                  -------
----------------------------------------------------------------------------------------------------------------------
Total Portfolio Operating Expenses                                          1.47%                    1.72%
                                                                            -----                    -----
----------------------------------------------------------------------------------------------------------------------
Fee Waiver(2)                                                               (.15)%                   (.15)%
                                                                            ------                   ------
----------------------------------------------------------------------------------------------------------------------
Net Portfolio Operating Expenses                                            1.32%                    1.57%
                                                                            -----                    -----
----------------------------------------------------------------------------------------------------------------------

(1) Because Class IV shares were not in existence for a full year, this amount is estimated.
(2) Current fee waivers are voluntary and may be discontinued at any time. First Tennessee, as Investment Adviser and Co-administrator, has contractually agreed to waive its advisory and co-administration fees until Jun 30, 2002, to the extent such total expenses exceed .25% of the average net assets of Class I. ALPS Mutual Funds Services, Inc. has also agreed to waive its Administrator fees it is entitled to receive until Jun 30, 2002, to the extent such total expenses exceed .25% of the average net assets of Class I.

Example - The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of the portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

----------------------------------------------------------------------------------------------------------------------
                                                   Current Class IV                       Proposed Class IV
----------------------------------------------------------------------------------------------------------------------
After 1 year                                             $150                                   $175
----------------------------------------------------------------------------------------------------------------------
After 3 years                                            $465                                   $542
----------------------------------------------------------------------------------------------------------------------
After 5 years                                            $802                                   $933
----------------------------------------------------------------------------------------------------------------------
After 10 years                                          $1,755                                 $2,028
----------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF THE PROPOSAL

To adopt an amendment to the Distribution Plan for First Funds Class IV shares to reflect a .75% distribution (12b-1) fee for the Portfolio and to transact such other business as may properly come before the meeting or any adjournment thereof. Copies of the revised Distribution Plan for First Funds Class IV shares is attached to this proxy statement as Exhibit A.

PROPOSAL:  BOARD OF DIRECTORS' EVALUATION

At a meeting held on March 8, 2001, the Board of Trustees of First Funds (the "Board"), including a majority of the Independent Trustees, unanimously approved, subject to shareholder approval, the proposed amendment to the First Funds Class IV Distribution Plan . In making its approval, the Board determined the implementation of this change to the fee structure to Class IV shares of the Portfolio should assist in selling shares and thus increase the Portfolio's asset base. This may prove beneficial to the Portfolio and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords Portfolio management greater ability to diversify investments and minimizes the need to sell securities to meet redemptions.

The Board recognizes that a higher level of Portfolio assets benefits First Tennessee by increasing its management fee revenues. The Board believes that revenues received by First Tennessee contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the Portfolio.

After careful consideration and a thorough review of the proposal, the Board unanimously determined that it was fair and reasonable and in the best interest of the shareholders of Class IV shares of the Portfolio to approve the amendment to the Distribution Plan for First Funds Class IV shares .

PROPOSAL:  RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the Class IV shareholders of the Portfolio will vote on the Proposal. The affirmative vote of the holders of a majority of the outstanding shares of the Portfolio is required to approve this proposal. "Majority" for this purpose under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% or more of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF CLASS IV SHARES OF THE PORTFOLIO APPROVE THE PROPOSED cHANGE IN THE cLASS IV FEE STRUCTURE.

OFFICERS AND TRUSTEES OF FIRST FUNDS

The following persons hold the offices indicated with First Funds:

-------------------------------------------------------------------------------------------------------------------------------
Name, Address,                           Position(s)      Principal Occupation During Past 5 Years
And Age                                  Held with
                                         First Funds
-------------------------------------------------------------------------------------------------------------------------------
JOHN A. DECELL,                          Trustee          Mr. DeCell is the proprietor of DeCell & Company (real estate and
Age 65,                                                   business consulting), and President of Capital Advisers, Inc. (real
5178 Wheelis Dr., Suite 2, Memphis, TN                    estate consulting and asset management).
-------------------------------------------------------------------------------------------------------------------------------

L. R. JALENAK, JR.,                      Trustee          Mr. Jalenak was Chairman of the Board (1990 -1993 (retired)), Cleo
Age 71,                                                   Inc. (manufacturer of gift-wrapping products), a Gibson Greetings
530 Oak Court Drive                                       Company. Mr. Jalenak is also a Director of Perrigo Company (1988 -
Suite 250                                                 present), Lufkin Industries (1990 - present), Dyersburg Corporation
Memphis, TN 38117                                         (1990 - present), was President and CEO (until 1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.
                                                          Mr. Jalenak is currently Director of Party City Corporation and has been in this position since the beginning of 2000.
-------------------------------------------------------------------------------------------------------------------------------

LARRY W. PAPASAN,                        Trustee          Mr. Papasan is President of Smith & Nephew, Inc. (orthopedic
Age 60,                                                   division).  Mr. Papasan is a former Director of First American
5114 Winton Place, Memphis, TN                            National Bank of Memphis and The West Tennessee Board of First
                                                          American National Bank (1988 - 1991) and was President of Memphis
                                                          Light Gas and Water Division of the City of Memphis (1984 - 1991).
                                                          Mr. Papasan is also a member of the Board of the Plough Foundation, a non-profit trust.
-------------------------------------------------------------------------------------------------------------------------------
RICHARD C. RANTZOW,                                       Mr. Rantzow was Vice President/Director, Ron Miller Associates,
Age 62,                                  Trustee          Inc. (manufacturer).  Mr. Rantzow was Managing Partner (until 1990)
8866 Darby Dan Lane                                       of the Memphis office of Ernst & Young.
Germantown, TN 38138
-------------------------------------------------------------------------------------------------------------------------------
GEORGE LEWIS,                            Trustee          Mr. Lewis is currently a director of Methodist Home Care and
Age 62,                                                   Methodist Extended Care Hospital, a non-profit health care
7133 Bell Manor Cove, Germantown, TN                      company.  From 1976 until October 1999, Mr. Lewis was Executive
38138                                                     Vice President and Manager of Money Management Group of First
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Name, Address,                           Position(s)      Principal Occupation During Past 5 Years
And Age                                  Held with
                                         First Funds
-------------------------------------------------------------------------------------------------------------------------------
                                                          Tennessee Bank. During that time he was also a director of certain
                                                          First Tennessee affiliates including, Hickory Venture Capital
                                                          Corporation, a venture capital company, and First Tennessee
                                                          Brokerage, a broker/dealer. He was also a director for Martin &
                                                          Company and Highland Capital Management Corp., both investment advisors and affiliates of First Tennessee.
-------------------------------------------------------------------------------------------------------------------------------

JEREMY O. MAY,                           Treasurer        Mr. May has been the Vice President at ALPS Distributors, Inc.,
Age 31,                                                   since October 1997, and is Director of Mutual Fund Operations at
370 17th Street, Denver, CO                               ALPS Mutual Funds Services, Inc.Mr. May was previously an auditor with Deloitte & Touche LLP in their Denver office.
-------------------------------------------------------------------------------------------------------------------------------

RUSSELL C. BURK,                         Secretary        Mr. Burk is General Counsel of ALPS Distributors, Inc. and ALPS
Age 42,                                                   Mutual Funds Services, Inc.  Mr. Burk previously served as
370 17th Street, Denver CO                                Securities Counsel for Security Life of Denver, a wholly-owned subsidiary of ING.
-------------------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best knowledge of First Funds, the names and addresses of the shareholders who own or have voting power with respect to 5% or more of the outstanding shares of Class IV of the Portfolio as of the Record Date are set forth below:

--------------------------------------------------------------------------------------------------------------------
Title of    Name and Address                           Amount and Nature of   % of           Total Outstanding
Class       of Beneficial Owner                        Beneficial Ownership   Class Held     in Class
--------------------------------------------------------------------------------------------------------------------
IV          ALPS Mutual Funds Services                                          47.17%             918.97
            370 17th Street, Suite 3100
            Denver, CO  80202-5627
--------------------------------------------------------------------------------------------------------------------
IV          Maurice Poppenheimer                                                31.59%             615.33
            NFSC FEBO #AB4-015512
            2407 Lamar Avenue
            Memphis, TN  38114-3712
--------------------------------------------------------------------------------------------------------------------
IV          Rahechelia K. Wilson                                                15.68%             305.37
            1677 Joe Joyner Road
            Atoka, TN  38004-7653
--------------------------------------------------------------------------------------------------------------------
IV          C. Douglas Kelso III and                                            5.57%              108.43
            Nancy T. Kelso
            4270 Grandview Avenue
            Memphis, TN  38117-3649
--------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the officers and trustees of First Funds owned less than 1% of the outstanding Class IV shares of the Portfolio.

ADDITIONAL INFORMATION

The Portfolio pays no commissions to any affiliated broker.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER. ALPS Distributors, Inc. ("ADI" or Distributor) acts as the distributor and the principal underwriter for the Portfolio. ADI is a Colorado corporation, and is registered with the SEC as a broker-dealer and is a member of the NASD. The principal executive offices of ADI are located at 370 17th Street, Suite 3100, Denver, Colorado 80202.

ADMINISTRATOR. ALPS Mutual Funds Services, Inc. ("ALPS" or Administrator) acts as administrator to First Funds. Pursuant to an Administration Agreement dated August 19, 1998, ALPS provides certain administrative services to First Funds, such as calculating each portfolio's standardized performance information, preparing annual and semiannual reports to shareholders and the SEC, monitoring compliance and performing other administrative duties. First Tennessee also acts as co-administrator to First Funds.

SHAREHOLDER PROPOSALS

The Portfolios need not hold annual shareholder meetings, except as required by the 1940 Act, applicable state law or the Declaration of Trust. Therefore, it is not presently anticipated that the Portfolios will hold regular meetings of shareholders in subsequent years. Accordingly, no anticipated date of the next meeting can be provided nor a deadline established for the submittal of future proposals from shareholders.

OTHER BUSINESS

The Board of Trustees of First Funds does not know of any other matters to be considered at the Meeting other than those referred to above. If any other matters are properly presented to the Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                    By Order of the Board of Trustees
                                    Russell C. Burk
                                    Secretary

August 31, 2001
Denver, Colorado

                                    EXHIBIT A


                                DISTRIBUTION PLAN
                              FIRST FUNDS: CLASS IV

         THIS Distribution Plan (the "Distribution Plan"), made as of June 1, 2001, is the plan of First Funds (the "Trust"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts and registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), issuing separate series of shares designated as follows: Capital Appreciation Portfolio, Growth & Income Portfolio, Tennessee Tax-Free Portfolio, U.S. Treasury Money Market Portfolio, and any future series established and designated by the Board of Trustees issuing Class IV shares (each a "Portfolio").

1. This Distribution Plan, when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the 1940 Act, for shares of beneficial interest of Class IV ("Class IV Shares") of each Portfolio set forth above.

2. The Trust has entered into an Amended and Restated General Distribution Agreement on behalf of each Portfolio with ALPS Distributors, Inc. (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business interests, to secure purchasers of each Portfolio's shares including the Class IV Shares. Such efforts may include, but neither are required to include nor are limited to, the following:

         (a) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;

         (b)      preparation, printing and distribution of sales literature;

         (c) preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio;

         (d) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may from time to time deem advisable;

         (e) making payments to securities dealers and others engaged in the sale of Class IV Shares; and

         (f) providing training, marketing and support to such dealers and others with respect to the sale of Class IV Shares.

3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Amended and Restated General Distribution Agreement, Class IV Shares of the Capital Appreciation Portfolio and the Growth & Income Portfolio shall pay to the Distributor a fee at the annual rate of up to (and including) .75% of such Class' average daily net assets throughout the month, Class IV Shares of the U.S. Treasury Money Market Portfolio shall pay to the Distributor a fee at the annual rate of up to (and including) .75% of such Class' average daily net assets throughout the month, and Class IV Shares of the Tennessee Tax-Free Portfolio shall pay to the Distributor a fee at the annual rate of up to (and including) .60% of such Class' average daily net assets throughout the month, or such lesser amount as may be established from time to time by the Trustees of the Trust by resolution, as specified in this paragraph. Such fee shall be computed daily and paid monthly. The determination of daily net assets for each Portfolio shall be made at the close of business each day throughout the month and computed in the manner specified in each Portfolio's then current Prospectus for the determination of the net asset value of Class IV Shares of such Portfolio, but shall exclude assets attributable to any other Class of each Portfolio. The Distributor may use all or any portion of the fee received pursuant to the Distribution Plan to compensate securities dealers or other persons who have engaged in the sale of Class IV Shares pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.

4. This Distribution Plan will become effective with respect to the Class IV Share of a Portfolio as of June 1, 2001 , this Distribution Plan having been approved (a) by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Distribution Plan or in any agreement related to the distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Distribution Plan; and (b) by a vote of majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class IV of the affected portfolios.

5. During the existence of this Distribution Plan, the Trust will commit the selection and nomination of those Trustees who are not interested persons of the Trust to the discretion of such Independent Trustees.

6. This Distribution Plan shall, unless terminated as hereinafter provided, remain in effect until May 31, 2002 and from year to year thereafter; provided, however that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on this Distribution Plan.

7. This Distribution Plan may be amended with respect to the Class IV Shares of a Portfolio, at any time by the Board of Trustees, provided that (a) any amendment to increase materially the maximum fee provided for in paragraph 3 hereof, must be approved by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class IV of the affected Portfolio, and
         (b) any material amendment of this Distribution Plan must be approved in the manner provided in paragraph 4(a) above.

8. This Distribution Plan may be terminated with respect to the Class IV Shares of a Portfolio, at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class IV of the affected Portfolio.

9. During the existence of this Distribution Plan, the Trust shall require the Distributor to provide the Trust, for review by the Trust's Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Class IV shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

10. This Distribution Plan does not require the Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of Class IV.

11. In the event that Rule 2830 of the NASD Conduct Rules precludes any Portfolio of the Trust (or any NASD member) from imposing a sales charge (as defined in that Section) or any portion thereof, then the Distributor shall not make payments hereunder from the date that the Portfolio discontinues or is required to discontinue imposition of some or all of its sales charges. If the Portfolio resumes imposition of some or all of its sales charge, the Distributor will receive payments thereunder.

12. Consistent with the limitation of shareholder and Trustee liability as set forth in the Trust's Declaration of Trust, any obligations assumed by the Trust, a Portfolio or Class IV thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the proportionate ownership of Class IV of the affected Portfolio and its assets, and shall not constitute obligations of any shareholder of any other Class of the affected Portfolio or other Portfolios of the Trust or of any Trustee.

1. If any provision of the Distribution Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Distribution Plan shall not be affected thereby.

THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF FIRST FUNDS.

The undersigned appoints Russell C. Burk, Secretary and Jeremy O. May, Treasurer, and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of Class IV of the U.S. Treasury Money Market Portfolio (the "Portfolio") of First Funds ("First Funds"), to be held at 10:00 a.m., Mountain Time, on October 5, 2001, at the principal offices of First Funds, 370 Seventeenth Street, Suite 3100, Denver, Colorado, 80202, and at any adjournment thereof.

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THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION/PROXY WILL BE VOTED AS
DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. THE BOARD OF TRUSTEES OF FIRST FUNDS RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

FOR APPROVAL BY SHAREHOLDERS OF THE CLASS IV SHARES OF THE U.S. TREASURY MONEY MARKET PORTFOLIO:

         Adoption of proposed amendments to the     FOR [] AGAINST [] ABSTAIN []
         Distribution Plan and Shareholder
         Services Plan for the First Funds
         Class IV shares



         [LABEL AFFIXED HERE]

ACCOUNT NUMBER: ___________

TOTAL PORTFOLIO SHARES VOTED BY THE UNDERSIGNED: ________

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
PLEASE VOTE, DATE, SIGN, AND RETURN THIS FORM IN THE ENCLOSED           NOTE:  THE UNDERSIGNED HEREBY ACKNOWLEDGES
SELF-ADDRESSED ENVELOPE.  ALL ACCOUNT OWNERS MUST SIGN THIS FORM.       RECEIPT OF THE NOTICE OF ANY PROXY HERETOFORE
PLEASE INDICATE TITLE IF SIGNING IN AN OFFICIAL CAPACITY.               GIVEN WITH RESPECT TO THE VOTES COVERED BY THIS
                                                                        PROXY.
-----------------------------------------------------------------------------------------------------------------------

________________________________            Dated:  ____________________________
           Signature

--------------------------------
Signature If Jointly Held or Title If Required